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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 22, 2000

                             3DFX INTERACTIVE, INC.
               (Exact name of registrant as specified in charter)


        California                000-22651              77-0390421
(State or other jurisdiction    (Commission            (IRS Employer
    of incorporation)           File Number)         Identification No.)


                               4435 Fortran Drive
                           San Jose, California 95134
                    (Address of principal executive offices)

                                 (408) 935-4400
              (Registrant's telephone number, including area code)


Item 5.  Other Events.

      On June 22, 2000, the Registrant issued a press release indicating that its revenues for the three months ending July 31, 2000, which is the second quarter of its 2001 fiscal year, will be lower than previous expectations due to the Registrant not receiving a substantial portion of certain components a supplier committed to provide. A copy of such press release is filed as Exhibit
99.1 hereto and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

             99.1  Press Release, dated June 22, 2000.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 22, 2000                          By: /s/ Bryan Keyes
                                                 ------------------------------
                                                 Bryan Keyes
                                                 Vice President and
                                                 General Counsel



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                                  EXHIBIT INDEX

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EXHIBIT
NUMBER            DESCRIPTION
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
99.1              Press Release, dated June 22, 2000.